Exhibit 99.2

Supplemental Operating and Financial Data June 30, 2014 (Unaudited) Skilled Nursing Property – Slinger, WI Operated by Fundamental Long Term Care

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Real Estate Activities 6-9 Real Estate Portfolio Summary 10 Real Estate Portfolio Metrics 11 Real Estate Portfolio Diversification 12-14 Top Ten Operators 15 Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC 16 Real Estate Portfolio Maturity 17 Enterprise Value 18 Debt Maturity 19 Financial Data Summary 20-21 Consolidated Statements of Income 22 Consolidated Balance Sheets . 23 Funds from Operations . 24-25 Glossary . 26-28

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care and other health care related properties leased to qualified, experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC, visit the Company's website at www.LTCProperties.com.

Board of Directors

Wendy Simpson
Chairman

Boyd Hendrickson
Lead Director

Edmund King

James Pieczynski

Devra Shapiro

Timothy Triche, MD

Management

Wendy Simpson
Chairman, Chief Executive Officer and President

Pam Kessler
Executive Vice President, CFO, and Secretary

Clint Malin
Executive Vice President and Chief Investment Officer

Brent Chappell
Senior VP, Investment and Portfolio Management

Cece Chikhale
Vice President, Controller and Treasurer

Mark Hemingway
Vice President of Marketing

Peter Lyew
Vice President and Director of Taxes

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

CORPORATE

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4 CORPORATE Additional Information J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC KeyBanc Capital Markets, Inc. John Roberts Peter Martin Karin Ford MLV & Co RBC Capital Markets Corporation Stifel, Nicolaus & Company, Inc. Paul Morgan Mike Carroll Dan Bernstein Wells Fargo Securities, LLC Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24, and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Real Estate Activities

(dollar amounts in thousands)

ACQUISITIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Purchase Price	Annual GAAP Revenue	GAAP Lease Yield
9/13/2013	1	UDP (1)	60 units	Littleton, CO	Under Development Property	2013-2014 (1)	$ 1,200	- (1)	- (1)(2)
9/20/2013	1	UDP (1)	48 units	Aurora, CO	Under Development Property	2013-2015 (1)	850	- (1)	- (1)(2)
10/31/2013	4	Land	N/A	Various cities in MI	Prestige Healthcare	N/A	1,163	-	-
11/1/2013	1	SNF	120 beds	Trinity, FL	Traditions Management	2008 (3)	14,402	- (3)	- (3)
12/20/2013	1	UDP (1)	60 units	Westminster, CO	Under Development Property	2013-2015 (1)	1,425	(1)	- (1)(2)
Total	8		120 beds/168 units				$ 19,040		

(1) See page 7 for Development Activities.
(2) Simultaneous with the purchase, we entered into a lease agreement and development commitments totaling $30.3 million. See page 7 for Development Activities.
(3) The property was included in a master lease at an incremental initial cash yield of 8.75%. The GAAP yield on the master lease is 10.7%.

LOAN ORIGINATIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Borrower	Operator	Origination	Development Funding	Funded to Date	Annual Revenue	Interest Rate
10/31/13	15	SNF	2,058 beds	Various cities in MI	Affiliates of Madison Healthcare	Prestige Healthcare	$ 124,387	$ 697	$125,084	$ 11,892	9.5%

LEASE-UP

Date Opened	Occupancy at June 30, 2014	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease/Loan Yield	# Beds/Units	Total Commitment	2Q14 Funding	Total Funded to Date
Jul-13	84%	2011	Redevelopment (1)	Amarillo, TX	1	SNF	9.00%	120 beds	$ 9,094	$ -	$ 8,635
Jul-13	100%	2012	Development (2)	Littleton, CO	1	MC	9.25%	60 units	9,925	-	9,851
Oct-13	74%	2012	Development (3)	Wichita, KS	1	ALF/MC	9.25%	77 units	10,585	-	10,125
Feb-14	45%	2012	Redevelopment (4)	Slinger, WI	1	SNF	10.08%	106 beds	10,600	441	10,600
					4			226 beds/137 units	$ 40,204	$ 441	$ 39,211

(1) Represents a newly developed 120-bed skilled nursing property in Texas which replaces a skilled nursing property in our existing portfolio. GAAP rent began in 3Q13.
(2) Represents a newly developed 60-unit memory care property in Colorado. GAAP rent began in 3Q13.
(3) Represents a newly developed 77-unit assisted living and memory care property in Kansas. GAAP rent began in 4Q13.
(4) Represents a mortgage and construction loan secured by a newly constructed 106-bed property which replaced a closed skilled nursing property. Funding was completed in 2Q14.

REAL ESTATE PORTFOLIO

6

Real Estate Activities

(dollar amounts in thousands)

DEVELOPMENT ACTIVITIES

Estimated Rent Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease Yield	# Beds/Units	Investment Commitment [1]	2Q14 Funding [1]	Total Funded to Date [1]	Remaining Commitment [1]
3Q14	2012	Expansion	Arvada, CO	1	ALF/MC	7.75% [2]	-	$ 6,600	$ 2,372	$ 6,107	$ 493
3Q14	2012	Renovation	Sacramento, CA	1	SNF	9.00%	-	1,700	-	2	1,698
4Q14	2012	Renovation	Roswell, NM	1	SNF	9.00%	-	1,540	-	1,058	482
4Q14	2012	Renovation	Alamagordo, NM	1	SNF	9.00%	-	710	-	374	336
4Q14	2012	Development	Frisco, TX	1	ALF/MC	9.25%	81 units	5,800	908	4,965	835
4Q14	2012	Expansion	Ft. Collins, CO	1	ALF/MC	7.75% [2]	-	4,683	847	2,764	1,919
4Q14	2012	Renovation	Ft. Collins, CO	1	ALF/MC	7.75% [2]	-	3,317	699	1,874	1,443
4Q14	2012	Development	Coldspring, KY	1	SNF	8.50%	143 beds	23,500	2,413	13,904	9,596
4Q14	2013	Renovation	Hillview, TN	1	SNF	7.00%	-	1,100	5	882	218
4Q14	2013	Renovation	Lauderdale, TN	1	SNF	7.00%	-	1,100	115	827	273
4Q14	2013	Renovation	St. Petersburg, FL	1	SNF	8.75%	-	500	-	-	500
4Q14	2013	Development	Littleton, CO	1	MC	9.25%	60 units	9,931	3,270	8,376	1,555
				12			141 units/143 beds	$ 60,481	$ 10,629	$ 41,133	$ 19,348
1Q15	2013	Development	Aurora, CO	1	MC	9.25%	48 units	$ 9,622	$ 1,735	$ 4,588	$ 5,034
2Q15	2013	Development	Westminster, CO	1	MC	9.25%	60 units	10,703	1,597	4,774	5,929
- [3]	2013	Renovation [4]	Various cities in MI	15	SNF	9.41%	-	12,000	697	697	11,303
				17			108 units	$ 32,325	$ 4,029	$ 10,059	$ 22,266
			Total	29	WA	8.78%	249 units/143 beds	$ 92,806	$ 14,658	$ 51,192	$ 41,614

(1) Includes land and excludes capitalized interest on our open commitment.
(2) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown.
(3) Interest on additional loan proceeds (see footnote 4 below) begins upon funding. Under the mortgage loan, the commitment to fund additional loan proceeds for approved capital improvement projects expires on March 31, 2016.
(4) Mortgage loan originated on October 31, 2013 provides for a $12.0 million commitment to fund renovations and/or expansions at certain properties securing the mortgage loan.

REAL ESTATE PORTFOLIO

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8 REAL ESTATE PORTFOLIO Rendering Real Estate Activities Lease-Up in Wichita, KS The Oxford Grand 77-unit assisted living and memory care property Certificate of Occupancy – October 30, 2013 Operated by Oxford Senior Living

9 REAL ESTATE PORTFOLIO Real Estate Activities Rendering Development in Coldspring, KY 143-bed skilled nursing property To be operated by Carespring Health Care Mgmt, LLC

Real Estate Portfolio Summary

(dollar amounts in thousands)

Real Estate Portfolio Snapshot

Type of Property	Gross Investments	% of Investments	Rental Income[1] (Trailing Twelve Months Ended June 30, 2014)	Interest Income[1] (Trailing Twelve Months Ended June 30, 2014)	% of Revenues[1]	# of Properties	SNF Beds	ALF Units	Investment per Bed/Unit
Skilled Nursing[2]	$ 614,757	54.6%	$ 49,914	$ 11,025	55.0%	101	12,183	-	$50.46
Assisted Living	417,066	37.0%	42,169	1,096	39.0%	104	-	4,707	$88.61
Range of Care	46,367	4.1%	5,057	299	4.8%	9	733	348	$42.89
Under Development[3]	37,659	3.4%	-	-	-	-	-	-	
Other[4]	10,433	0.9%	1,286	-	1.2%	1	-	-	
Total	$ 1,126,282	100.0%	$ 98,426	$12,420 [5]	100.0%	215	12,916	5,055	

(1) Includes rental income and interest income from mortgage loans. Excludes rental income from two assisted living properties and one school sold in 2Q14.
(2) Includes a mortgage and construction loan secured by a closed skilled nursing property and a newly constructed 106-bed replacement property.
(3) Includes three MC developments with a total of 168 units, a combination ALF and MC developments with a total of 81 units, and a SNF development with 143 beds.
(4) Includes one school property and four parcels of land held-for-use.
(5) Includes eight months of interest from a $124,387 mortgage loan originated in 4Q13 and $697 of renovation funding on this loan. Assuming a full year of interest income from this mortgage loan, total portfolio interest income would be $16,394.

Asset Type	Gross Investment	%
Real Property	$ 956,516	84.9%
Loans Receivable	169,766	15.1%
Total	$ 1,126,282	100.0%

Gross Investment By Asset Type



Real Property, 84.9%
Loans Receivable, 15.1%

REAL ESTATE PORTFOLIO
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11 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix Owned Properties 1Q14 4Q13 1Q14 4Q13 1Q14 4Q13 Assisted Living (2) 80.4% 80.5% 1.40 1.41 1.18 1.19 Assisted Living (3) 89.2% 89.1% 1.64 1.63 1.40 1.39 Skilled Nursing 79.9% 79.9% 2.29 2.29 1.69 1.69 Range of Care 83.6% 83.6% 1.81 1.85 1.31 1.35 (1) (2) (3) Includes properties leased to Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC Excludes properties leased to Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage Information is for the trailing twelve months through March 31, 2014 and December 31, 2013 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Owned Properties Payor Source (1) For the Twelve Months Ended March 31, 2014 Private Pay 58.9% Medicare 15.0% Medicaid 26.1% (1) Quality mix for our skilled nursing portfolio, for the twelve months presented, is 25.4% Private Pay, 27.6% Medicare, and 47.0% Medicaid.

LTC owns or holds mortgages on 215 properties, five parcels of land under development, and four parcels of land held-for-use in 29 states. 12 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO ME 1 WA 8 NV WY MI IL AR LA KY WV ND NY 34 2 1 2 3 5 2 2 3 2 2 2 2 2 6 20 3 5 4 9 11 4 5 2 6 1 4 2 9 7 4 3 3 8 1 1 1 1 1 2 2 1 1 OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Skilled Nursing Properties (Total: 101) Assisted Living Properties (Total: 104) Schools (Total: 1) Range of Care Properties (Total: 9) Under Development Properties (Total: 5) 1 3 15 1 Land Held-For-Use (Total: 4) 4

13 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio The MSA rank by population as of July 1, 2012, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % OTH % Gross Investment % Texas 55 194,052 $ 31.6% 37,611 $ 9.0% 2,994 $ 6.5% 5,152 $ 13.7% - $ - 239,809 $ 21.3% Michigan 15 125,084 20.3% - - - - - - 1,163 11.1% 126,247 11.2% Ohio 13 54,000 8.8% 44,647 10.7% - - - - - - 98,647 8.8% Colorado 12 6,037 1.0% 62,939 15.1% 2,007 4.3% 18,036 47.9% - - 89,019 7.9% Florida 17 40,966 6.7% 36,589 8.8% - - - - - - 77,555 6.9% New Jersey 5 - - 61,397 14.7% - - - - 9,270 88.9% 70,667 6.3% California 5 20,651 3.3% 28,070 6.7% 2,461 5.3% - - - - 51,182 4.5% New Mexico 7 50,308 8.2% - - - - - - - - 50,308 4.4% Arizona 7 36,092 5.9% 5,120 1.2% - - - - - - 41,212 3.7% Kansas 8 14,111 2.3% 17,044 4.1% - - - - - - 31,155 2.8% All Others 71 73,456 11.9% 123,649 29.7% 38,905 83.9% 14,471 38.4% - - 250,481 22.2% Total 215 614,757 $ 100.0% 417,066 $ 100.0% 46,367 $ 100.0% 37,659 $ 100.0% 10,433 $ 100.0% 1,126,282 $ 100.0%

Real Estate Portfolio Diversification

(dollar amounts in thousands)

Operator Diversification – Owned and Loan Portfolio

Gross Investment By Operator



Prestige Healthcare, 12.3%
Senior Care Centers, 10.2%
Brookdale, 8.4%
[CATEGORYNAME](3), [VALUE]
Juniper, 7.7%
Preferred Care, 7.4%
Carespring, 6.1%
Traditions Sr Mgmt, 5.6%
Fundamental, 4.1%
Skilled Healthcare, 3.6%
All Others, 26.8%

Operators[1]	# of Properties	Gross Investment	%	Annual Income[2]	%
Prestige Healthcare	17	$ 138,437	12.3%	$ 13,154	11.4%
Senior Care Centers, LLC	9	114,539	10.2%	12,284	10.6%
Brookdale Senior Living, Inc.	35	95,101	8.4%	11,167	9.7%
Extendicare Inc. and Enlivant [3]	37	88,034	7.8%	10,963	9.5%
Juniper Communities, LLC	6	87,088	7.7%	7,027	6.1%
Preferred Care	29	83,645	7.4%	11,310	9.8%
Carespring Health Care Mgt, LLC	2	68,471	6.1%	5,431	4.7%
Traditions Senior Management, Inc.	5	62,902	5.6%	6,761	5.8%
Fundamental Long Term Care Holdings	7	45,820	4.1%	4,642	4.0%
Skilled Healthcare Group, Inc.	5	40,270	3.6%	4,501	3.9%
All Others	63	301,975	26.8%	28,359	24.5%
Total	215	$ 1,126,282	100.0%	$ 115,599	100.0%

(1) We have investments in 29 states leased or mortgaged to 38 different operators.

(2) Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which originated in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by a mortgage loan. Also, Prestige Healthcare includes additional interest from capital improvement funding under the mortgage loan. Annual income excludes GAAP rent from a lease related to four assisted living properties which are being transitioned to a new lessee and GAAP rent from two assisted living properties and one school sold in 2Q14.

(3) Formerly Assisted Living Concepts, LLC.

REAL ESTATE PORTFOLIO

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15 Top Ten Operators REAL ESTATE PORTFOLIO Preferred Care, Inc. (privately held) operates 106 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 12 states. As of June 30, 2014, the LTC portfolio consisted of 27 skilled nursing and two range of care properties in six states with a gross investment balance of $83.6 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Traditions Senior Management, Inc. and other affiliated entities (privately held) operate 21 facilities consisting of independent living, assisted living, and skilled nursing facilities in eight states. As of June 30, 2014, the LTC portfolio consisted of four skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $62.9 million. They also operate two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue. Fundamental Family of Companies (privately held) includes skilled nursing facilities, assisted living facilities, long term acute care hospitals, hospices, outpatient clinics, behavioral health services and other healthcare services at 77 locations in 9 states. As of June 30, 2014, the LTC portfolio consisted of seven skilled nursing properties in three states, with a gross investment balance of $45.8 million. Skilled Healthcare Group, Inc. (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 72 skilled nursing and 22 assisted living facilities in eight states. As of June 30, 2014, the LTC portfolio consisted of five skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Carespring Health Care Mgmt, LLC (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of June 30, 2014, the LTC portfolio consisted of two skilled nursing properties in Ohio and a parcel of land under development in Kentucky with a gross investment balance of $68.5 million. Prestige Healthcare (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 35 facilities in seven states. As of June 30, 2014, the LTC portfolio consisted of 15 skilled nursing properties and four parcels of land held-for-use in Michigan and two range of care properties in South Carolina with a gross investment balance of $138.4 million. Senior Care Centers, LLC (privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 82 facilities exclusively in Texas. As of June 30, 2014, the LTC portfolio consisted of nine skilled nursing properties in Texas with a gross investment balance of $114.5 million. Extendicare Inc. and Enlivant (privately held), formerly known as Assisted Living Concepts, LLC operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of June 30, 2014. Extendicare Inc. (TSX: EXE) operates 251 senior care centers in North America with the capacity to care for approximately 27,800 residents. EXE offers a continuum of health care services that includes skilled nursing care, rehabilitative therapies and home health care services. Privately held Enlivant and its subsidiaries own or operate over 200 senior living residences with over 9,000 units in 20 states. Juniper Communities, LLC (privately held) operates 18 facilities comprised of skilled nursing, assisted living, memory care, and independent living facilities in four states. As of June 30, 2014, the LTC portfolio consisted of six assisted living and memory care properties in three states with a gross investment balance of $87.1 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 647 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 66,000 residents. As of June 30, 2014, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $95.1 million.

16 Extendicare Inc. (TSX: EXE) and Enlivant (privately held) (1) REAL ESTATE PORTFOLIO Photos of our properties leased to Extendicare/Enlivant are available on the Company’s website at www.LTCProperties.com in the “Enlivant/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Formerly Assisted Living Concepts, LLC Twelve Months Ended March 31, 2014 (1) Co-lessee Extendicare Inc. and Enlivant Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Normalized EBITDARM Coverage (2) 0.80x Normalized EBITDAR Coverage (2) 0.64x % of Portfolio Income 9.5% of Annual Income States States Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 158 Ohio 5 191 Oregon 3 119 Texas 7 278 Washington 8 308 Total 18 691 Total 19 739 Master Lease II # of Properties # of Units Master Lease I # of Properties # of Units

17 Real Estate Portfolio Maturity FINANCIAL (dollar amounts in thousands) Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which originated in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by a mortgage loan. Also, Prestige Healthcare includes additional interest from capital improvement funding under the mortgage loan. Excludes GAAP rent from a lease related to four assisted living properties which are being transitioned to a new lessee. (As a % of Total Annual Income(1)) % of Total % of Total Annual Income (1) % of Total 2014 13,047 $ 13.1% 1,197 $ 7.3% 14,244 $ 12.3% 2015 - - 299 1.8% 299 0.3% 2016 2,540 2.6% 68 0.4% 2,608 2.3% 2017 1,653 1.7% 1,027 6.3% 2,680 2.3% 2018 10,637 10.7% 997 6.1% 11,634 10.1% 2019 1,596 1.6% 139 0.8% 1,735 1.5% 2020 12,069 12.2% - - 12,069 10.4% 57,663 58.1% 12,667 77.3% 70,330 60.8% Total 99,205 $ 100.0% 16,394 $ 100.0% 115,599 $ 100.0% Year Rental Income (1)(2) Interest Income (1) Thereafter

18 Enterprise Value FINANCIAL Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on June 30, 2014, the last trading day of second quarter 2014. Normalized EBITDA for the twelve months ended June 30, 2014. (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings 42,000 $ Senior unsecured notes -weighted average rate 4.79% (1) 251,633 Bonds payable - weighted average rate 3.29% (2) 1,400 Total debt 295,033 17% 6/30/14 No. of shares Preferred stock - Series C (3) 38,500 2% Common stock (4) 34,844,551 39.04 $ (5) 1,360,331 81% Total equity 1,398,831 83% 1,693,864 $ 100% Less: Cash and cash equivalents (8,064) 1,685,800 $ Debt to Enterprise Value 17.5% Debt & Preferred to Enterprise Value 19.8% Debt to Normalized EBITDA (6) 2.9x Enterprise Value At June 30, 2014 Debt Equity Closing Price Total Market Value

19 Debt Maturity (in thousands) FINANCIAL (dollar amounts in thousands) Reflects scheduled principal payments. $ - $ 29,166 $ 1,400 $ 30,566 42,000 26,667 - 68,667 - 26,167 - 26,167 - 28,167 - 28,167 - 25,666 - 25,666 - 32,160 - 32,160 - 32,160 - 32,160 - 51,480 - 51,480 $ 42,000 $ 251,633 $ 1,400 $ 295,033 Year Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total 2020 2017 2016 2015 2019 2018 Total Thereafter 2021

20 Financial Data Summary FINANCIAL (dollar amounts in thousands) Balance Sheet, Leverage Ratios and Coverage Ratios 6/30/14 12/31/13 12/31/12 12/31/11 Balance Sheet: Gross real estate assets $1,126,282 $1,104,732 $940,176 $779,033 Net real estate assets 896,261 884,361 740,846 599,916 Gross asset value 1,173,511 1,150,110 988,140 825,293 Total debt 295,033 278,835 303,935 159,200 Total liabilities 312,912 298,972 326,484 178,387 Preferred stock 38,500 38,500 38,500 38,500 Total equity 632,276 632,438 463,108 468,710 Leverage Ratios: Debt to gross asset value 25.1% 24.2% 30.8% 19.3% Debt & preferred stock to gross asset value 28.4% 27.6% 34.7% 24.0% Debt to total enterprise value 17.5% 18.1% 21.6% 14.1% Debt & preferred stock to total enterprise value 19.8% 20.6% 24.3% 17.5% Coverage Ratios: Debt to normalized EBITDA 2.9x 2.9x 3.7x 2.1x Normalized EBITDA / interest incurred 7.9x 7.7x 8.3x 11.7x Normalized EBITDA / fixed charges 6.3x 6.1x 6.2x 6.3x Trailing Twelve Months Ended

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Normalized EBITDA and Fixed Charges

	Trailing Twelve Months Ended			
	6/30/14	12/31/13	12/31/12	12/31/11
Net income	$ 67,213	$ 57,815	$ 51,327	$ 49,443
Less: Gain on sale of real estate, net	(3,759)	(1,605)	(16)	-
Add: Interest expense	11,708	11,364	9,932	6,434
Add: Depreciation and amortization	25,039	24,706	22,153	19,623
Adjusted EBITDA	100,201	92,280	83,396	75,500
Add back/(deduct):				
Non-recurring one-time items	1,980 (1)	2,687 (2)	(347) (3)	-
Normalized EBITDA	$ 102,181	$ 94,967	$ 83,049	$ 75,500
Interest expense:	$ 11,708	$ 11,364	$ 9,932	$ 6,434
Add: Capitalized interest	1,174	932	129	45
Interest incurred	12,882	12,296	10,061	6,479
Interest incurred	12,882	12,296	10,061	6,479
Preferred stock dividend	3,273	3,273	3,273	5,512
Fixed Charges	$ 16,155	$ 15,569	$ 13,334	$ 11,991

(1) Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination and an $869 non-cash write off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133.
(2) Represents the one-time severance and accelerated restricted stock vesting charge of $707 related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning and (1) above.
(3) Represents revenue from the Sunwest bankruptcy settlement distribution.

Non-Cash Rental Revenue Components

	2Q14[(1)]	3Q14[(1)]	4Q14[(1)]	1Q15[(1)]	2Q15[(1)]
Straight-line rent	$ 608	$ 543	$ 446	$ 554	$ 506
Amort of lease inducement	(165)	(165)	(165)	(165)	(165)
Net	$ 443	$ 378	$ 281	$ 389	$ 341

(1) For leases in place at June 30, 2014, excluding leases on non-accrual status and no modification or replacement of existing leases, no lease renewals including the Extendicare/Enlivant (formerly Assisted Living Concepts, LLC) lease, and no new leased investments are added to our portfolio.

FINANCIAL

21

Consolidated Statements of Income 22 FINANCIAL FINANCIAL (unaudited amounts in thousands, except per share amounts) 2014 2013 2014 2013 Revenues Rental income 25,025 $ 24,539 $ 50,277 $ 49,015 $ Interest income from mortgage loans 4,139 1,050 8,232 2,109 Interest and other income 63 92 156 185 Total revenues 29,227 25,681 58,665 51,309 Expenses Interest expense 3,088 2,798 6,275 5,931 Depreciation and amortization 6,302 6,124 12,600 12,250 General and administrative expenses 2,704 2,869 5,653 6,287 Total expenses 12,094 11,791 24,528 24,468 Operating Income 17,133 13,890 34,137 26,841 Gain on sale of real estate, net 1,140 - 1,140 - Income from continuing operations 18,273 13,890 35,277 26,841 Discontinued operations: Income from discontinued operations - 27 - 52 Loss on sale of real estate, net - (1,014) - (1,014) Net loss from discontinued operations - (987) - (962) Net Income 18,273 12,903 35,277 25,879 Income allocated to participating securities (117) (91) (220) (189) Income allocated to preferred stockholders (818) (818) (1,636) (1,636) Net income available to common stockholders 17,338 $ 11,994 $ 33,421 $ 24,054 $ Basic earnings per common share: $0.50 $0.36 $0.97 $0.76 Diluted earnings per common share: $0.50 $0.36 $0.96 $0.76 Weighted average shares used to calculate earnings per common share: Basic 34,597 32,913 34,592 31,645 Diluted 36,621 32,946 36,617 31,679 Three Months Ended Six Months Ended June 30, June 30,

Consolidated Balance Sheets 23 FINANCIAL FINANCIAL (amounts in thousands, unaudited) December 31, 2013 December 31, 2013 ASSETS LIABILITIES Real estate investments: Bank borrowings 42,000 $ 21,000 $ Land 79,211 $ 80,993 $ Senior unsecured notes 251,633 255,800 Buildings and improvements 877,305 856,624 Bonds payable 1,400 2,035 Accumulated depreciation and amortization (228,323) (218,700) Accrued interest 3,450 3,424 Net real estate property 728,193 718,917 Accrued expenses and other liabilities 14,429 16,713 Mortgage loans receivable, net of allowance for Total liabilities 312,912 298,972 doubtful accounts: 2014 - $1,698; 2013 - $1,671 168,068 165,444 Real estate investments, net 896,261 884,361 EQUITY Other assets: Stockholders' equity: Cash and cash equivalents 8,064 6,778 Preferred stock (1) 38,500 38,500 Debt issue costs, net 2,114 2,458 Common stock (2) 348 347 Interest receivable 655 702 Capital in excess of par value 690,373 688,654 Straight-line rent receivable , net of allowance for Cumulative net income 817,125 781,848 doubtful accounts: 2014 - $714; 2013 - $1,541 30,913 29,760 Other 99 117 Prepaid expenses and other assets 6,569 6,756 Cumulative distributions (914,169) (877,028) Notes receivable 612 595 Total equity 632,276 632,438 Total assets 945,188 $ 931,410 $ Total liabilities and equity 945,188 $ 931,410 $ (1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2014 - 2,000; 2013 - 2,000 (2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2014 - 34,845; 2013 - 34,746 June 30, 2014 June 30, 2014

Funds from Operations

(unaudited, dollar amounts in thousands, except per share amounts)

Reconciliation of Normalized FFO, Normalized AFFO, and Normalized FAD

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Net income available to common stockholders	$ 17,338	$ 11,994	$ 33,421	$ 24,054
Add: Depreciation and amortization (continuing and discontinued operations)	6,302	6,131	12,600	12,267
(Less) add: (Gain) loss on sale of real estate, net	(1,140)	1,014	(1,140)	1,014
FFO available to common stockholders	22,500	19,139	44,881	37,335
Add: Non-cash interest related to earn-out liabilities	-	110	-	220
Add: Non-recurring one-time items	-	-	-	707 (1)
Normalized FFO available to common stockholders	**22,500**	**19,249**	**44,881**	**38,262**
Less: Non-cash rental income	(443)	(758)	(917)	(1,530)
Normalized adjusted FFO (AFFO)	22,057	18,491	43,964	36,732
Add: Non-cash compensation charges	783	523	1,449	1,051
Less: Capitalized interest	(435)	(323)	(742)	(500)
Normalized funds available for distribution (FAD)	$ 22,405	$ 18,691	$ 44,671	$ 37,283
Diluted FFO available to common stockholders per share	$0.64	$0.57	$1.27	$1.16
Diluted normalized FFO available to common stockholders per share	**$0.64**	**$0.57**	**$1.27**	**$1.18**
Diluted normalized AFFO per share	$0.62	$0.55	$1.24	$1.14
Diluted normalized FAD per share	$0.63	$0.56	$1.26	$1.15

(1) Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning.

FINANCIAL

24

Funds from Operations 25 FINANCIAL FINANCIAL Reconciliation of Normalized FFO Per Share (unaudited, dollar amounts in thousands, except per share amounts) 2013 2013 Normalized FFO available to common stockholders $ 22,500 $ 19,249 $ 44,881 $ 38,262 Effect of dilutive securities: Participating securities 117 91 220 189 Convertible preferred securities 818 818 1,636 1,636 Diluted normalized FFO available to common stockholders $ 23,435 $ 20,158 $ 46,737 $ 40,087 34,597 32,913 34,592 31,645 Effect of dilutive securities: Stock options 24 33 25 34 Participating securities 227 193 211 202 Convertible preferred securities 2,000 2,000 2,000 2,000 Shares for diluted FFO per share 36,848 35,139 36,828 33,881 $0.65 $0.58 $1.30 $1.21 $0.64 $0.57 $1.27 $1.18 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2014 2014 Three Months Ended June 30, Six Months Ended June 30,

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of non-cash rental income.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

Core Based Statistical Area ("CBSA"): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): FFO excluding the effects of non-cash rental income and non-cash compensation charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the purchase price.

GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: Represents undepreciated book value.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. ("LTC"), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

GLOSSARY

26

Glossary

Memory Care Properties ("MC"): Senior housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area)

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area)

Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

GLOSSARY

27

Glossary

Quality Mix: LTC revenue by operator underlying payor source for the quarter presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations.

Same Property Portfolio ("SPP"): Same property statistics allow management to evaluate the performance of LTC's leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio.

Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Properties ("SNF"): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service.

Under Development Properties ("UDP"): Development projects to construct senior housing properties.

GLOSSARY

28